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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        March 6, 2002
                                                 ------------------------------


                             Alderwoods Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                  000-33277                  52-1522627
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(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)            File Number)            Identification No.)


           311 Elm Street, Suite 1000
               Cincinnati, Ohio                                  45202
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    (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:          (513) 768-7400
                                                     ---------------------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On March 6, 2002, the Board of Directors of Alderwoods Group, Inc. (the "COMPANY") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.01 per share (the "COMMON STOCK"), of the Company outstanding at the close of business on March 26, 2002 (the "RECORD DATE"), pursuant to the terms of a Rights Agreement, dated as of March 6, 2002 (the "RIGHTS AGREEMENT"), by and between the Company and Wells Fargo Bank Minnesota, National Association, as rights agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that shares of Common Stock issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which is incorporated herein by reference. A summary description of the Rights is set forth in EXHIBIT C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  4.1 Rights Agreement, dated as of March 6, 2002, by and between the Company and Wells Fargo Bank Minnesota, National Association, as rights agent (incorporated by reference to the Company's Registration Statement on Form 8-A filed on March 13, 2002)

                  99.1     Press release, dated March 7, 2002



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALDERWOODS GROUP, INC.



                                  By:             /s/ Bradley D. Stam
                                           -------------------------------------
                                           Name:    Bradley D. Stam
                                           Title:   Senior Vice President,
                                                    Legal & Asset Management

Date:    March 13, 2002



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                                INDEX TO EXHIBITS
                                -----------------



        EXHIBIT
        NUMBER             EXHIBIT
        ------             -------

          4.1 Rights Agreement, dated as of March 6, 2002 by and between the Company and Wells Fargo Bank Minnesota, National Association, as rights agent (incorporated by reference to the Company's Registration Statement on Form 8-A filed on March 13, 2002)

         99.1              Press release, dated March 7, 2002